UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2017 (November 13, 2017)

Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02                                        Unregistered Sales of Equity Securities.

As previously disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2017 (the “Item 5.02 8-K”), on November 1, 2017, Harte Hanks, Inc. (the “Company”) announced the appointment of Jon C. Biro as its Executive Vice President & Chief Financial Officer, which appointment became effective November 9, 2017.

As anticipated in the disclosure provided in the Item 5.02 8-K, on November 13, 2017, the Company granted to Mr. Biro, as a material inducement to his employment with the Company, the following equity-based employment inducement awards approved by the independent members of the Company’s Board of Directors pursuant to the award agreements furnished as exhibits to the Item 5.02 8-K and filed herewith: (i) a nonqualified stock option to purchase 338,552 shares of the Company’s common stock, vesting in four equal annual installments with an exercise price per share of common stock equal to the closing price of a share of common stock on the grant date (i.e., $1.00); (ii) 240,000 restricted stock units, vesting in three equal annual installments; and (iii) 180,000 performance stock units, vesting on (subject to) the same conditions, allocations and performance criteria as the annual performance stock unit awards made to the Company’s other executive officers for 2017.  These equity awards are subject to vesting acceleration upon certain transactions involving the Company pursuant to the Company’s form of severance agreement, substantially in the form of the agreement filed on March 19, 2015 as Exhibit 10.1 to the Company’s Current Report on Form 8-K.

The issuance of the foregoing equity-based awards was exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) thereof and/or Regulation D promulgated thereunder on the basis that such equity-based awards do not involve any public offering of the Company’s securities.

Item 9.01                                        Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

10.1	Offer Letter from Harte Hanks, Inc. to Jon C. Biro dated October 30, 2017

10.2	Form of Restricted Stock Unit Award Agreement between Harte Hanks, Inc. and Jon C. Biro

10.3.	Form of Non-Qualified Stock Option Agreement between Harte Hanks, Inc. and Jon C. Biro

10.4.	Form of Performance Stock Unit Award Agreement between Harte Hanks, Inc. and Jon C. Biro

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: November 17, 2017

By:	/s/Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary